Exhibit 10.3

GUARANTEE

THIS GUARANTEE made as of  May 1, 2008, by CHDT CORPORATION, a Florida corporation, with offices located at 350 Jim Moran Blvd., Deerfield Beach, Florida 33442 (the "Guarantor" or the "Undersigned"), in favor of STERLING NATIONAL BANK, a national banking association, having an office located at 500 Seventh Avenue, New York, New York 10018 (hereinafter referred to as the "Bank");

W I T N E S S E T H:

WHEREAS, CAPSTONE INDUSTRIES, INC. (the "Borrower" or "Debtor") is or will be obligated to the Bank under any number of documents, agreements and instruments (hereinafter referred to as the "Obligation Documents" or "Loan Documents") requiring the payment of principal, interest and other sums as well as the performance of obligations as more specifically set forth therein (hereinafter referred to as the "Obligations"); and

WHEREAS, the Undersigned acknowledges that the Bank would not make extensions of credit to the Borrower without the Undersigned guaranteeing, absolutely and unconditionally, the payment and performance of all Obligations of the Borrower owed or due to the Bank, and that this guarantee is a material inducement for the Bank to make extensions of credit to the Borrower; and

WHEREAS, the Undersigned acknowledges that it will derive direct and indirect benefits from extensions of credit by the Bank to the Borrower pursuant to the Loan Documents;

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the Undersigned hereby agrees as follows:

1.           Each Guarantor hereby absolutely, unconditionally, irrevocably, and without limitation guarantees to the Bank the prompt and full payment and other performance of all of the Obligations when each of such Obligations is due, whether at a specific due date, at the stated maturity, by acceleration or otherwise. The agreements and obligations of each Guarantor under this Guarantee shall be continuing and shall remain in full force and effect until all of the Borrower's Obligations to the Bank have been satisfied in full. The term "Obligations" shall mean, in addition to the definition of Obligations in any of the Loan Documents, all indebtedness, obligations and liabilities of Borrower to Bank or any of its affiliates of every kind and description, direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, including any overdraft, whether for payment or performance, now existing or hereafter arising, whether presently contemplated or not, regardless of how the same arise, or by what instrument, agreement or book account, including, but not limited to, all loans (including any loan modification, renewal or extension), all indebtedness including any arising from any derivative transactions, all undertakings to take or refrain from taking any action, all indebtedness, liabilities or obligations owing from Borrower to others which Bank may have obtained by purchase, negotiation, discount, assignment or otherwise; and all interest, taxes, fees, charges, expenses and reasonable attorney's fees (whether or not such attorney is a regularly salaried employee of Bank, any parent corporation or any subsidiary or affiliate thereof, whether now existing or hereafter created) chargeable to Borrower or incurred by Bank under this Agreement, any of the other Loan Documents, or any other document or instrument delivered in connection herewith or otherwise, whether or not arising out of or related to extensions of credit made pursuant to the Loan Documents.

2.           The agreements and obligations of each Guarantor under this Guarantee shall be absolute, unconditional and irrevocable, irrespective, by way of example only, of the validity, legality or enforceability of the Obligation Documents or any other document, in whole or in part, or of the existence, value or condition of any collateral or other security for any or all of the Obligations, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

3.            This guarantee is a primary obligation of the Guarantor. The Bank shall be under no obligation to proceed against the Borrower before proceeding directly against any Guarantor. The Bank shall be under no obligation to proceed against any or all collateral heretofore or hereafter given or granted to the Bank to secure payment or performance of the Obligations before proceeding directly against any Guarantor.

4.           The Bank may have received or may hereafter receive an interest or lien in collateral as security for the Obligations of the Borrower. However, the Bank shall not be required to proceed against the collateral before enforcing this Guarantee. The Guarantor grants to the Bank full power, in its absolute and uncontrolled discretion and without notice to the Guarantor, to deal in any manner with the Obligations and the collateral, including, but without limiting the generality of the foregoing, the following powers: (a) to consent to the substitution, exchange, or release of all or any part of the collateral, whether or not other collateral, other property or payment, if any, received by the Bank upon such substitution, exchange, or release shall be of the same or different character or value than the collateral so substituted, exchanged or released; (b) in the event of the nonpayment when due, whether by acceleration or otherwise, of any of the Obligations, or in the event of default in the performance of any Obligation, to realize on the collateral or any part thereof, as a whole or in such parcels or sub-divided interests or parts as the Bank may elect, at any public or private sale or sales, without demand, advertisement or notice of the time or place of sale or any adjournment thereof, each  Guarantor hereby waiving any such demand, advertisement and notice to the fullest extent permitted by law, or by foreclosure or otherwise, all as the Bank in its absolute and uncontrolled discretion may deem proper, and to purchase all or any part of the collateral for its own account at any such sale or foreclosure. The Undersigned shall have no right of subrogation whatsoever with respect to the Obligations or the collateral unless and until the Bank shall have received full payment and performance of all the Obligations. The obligations of the Guarantor hereunder, and the rights of the Bank in the collateral, shall not be released, discharged or in any way affected, nor shall the Guarantor have any rights or defenses against the Bank, by reason of the fact that any of the collateral may be subject to equities or defenses or claims in favor of others or may be invalid or defective in any way, nor by reason of the fact of the value or change therein of any of the collateral at any time, nor by reason of the Bank taking or failing to take any action with respect to the collateral including, but not limited to, preserving or protecting same, or perfecting or maintaining perfection of any security interest or lien therein, nor by reason of the  financial condition of the Borrower or any other party.

5.           Except as otherwise expressly set forth in this section, each Guarantor hereby waives any and all notice of any kind or nature including, but not limited to, the creation, renewal, extension or accrual of any of the Obligations; notice of or proof of reliance by the Bank upon this Guarantee or acceptance of this Guarantee; presentment for payment, demand, notice of non-payment, notice of protest, protest, default by the Borrower of its Obligations to the Bank or of the Obligation Documents, and all other notices to which guarantors might otherwise be entitled, or which might be required by law and required to be given by the Bank. Each Guarantor hereby waives any right to seek from any court or authority the posting of a bond or security prior to the exercise by the Bank of any remedy described herein or in the Obligation Documents, the benefit of all valuation, appraisement and exemption laws, and any right to demand or to have any marshaling of assets upon any power of sale granted herein or by the Obligation Documents or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Guarantee.

6.           The Bank may, without notice to or consent from any Guarantor (a) extend the time for payment or otherwise modify the terms of payment or performance of any Obligation guaranteed hereby; (b) release, settle or compromise with any other Guarantor; (c) exercise or refrain from exercising any rights with respect to the Borrower, any Guarantor or any collateral; (d) apply any sums received by the Bank in connection with the Obligations in such manner as shall be determined by the Bank; and (e) take or refrain from taking any action authorized by the Obligation Documents or by law.

7.           Any one or more of the following acts or occurrences shall constitute a Default under this Guarantee: (a) any representation or warranty made by or on behalf of any Guarantor, or in any report, certificate, financial statement or other instrument furnished to the Bank in connection with this Guarantee or the Obligation Documents shall prove to be inaccurate, false or misleading in any material respect as of the date with respect to which it was made or deemed to be made; (b) if any Guarantor shall have failed to pay or discharge the Obligations guaranteed hereby after the Borrower shall have defaulted under the terms of the Obligation Documents and such default shall continue beyond any cure period prescribed therein; (c) the Borrower or any Guarantor shall have failed to duly observe or perform any covenant, condition or agreement on the part of the Borrower or such Guarantor to be observed or performed pursuant to the terms of the Obligation Documents beyond any applicable cure period; (d) if an Event of Default as defined in the Obligation Documents shall occur and continue beyond any applicable cure period prescribed therein; (e) if any Guarantor shall fail to comply with any agreement or covenant of such Guarantor under the provisions of this Guarantee; or (f) if the Bank shall not be satisfied, in its sole and absolute discretion, with any financial reporting documents required to be furnished to the Bank by any Guarantor. The obligations of the Undersigned hereunder shall not be released, discharged or impaired or otherwise affected by any circumstance or condition whatsoever which might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a discharge of the Guarantor as a matter of law or equity (other than the indefeasible payment in full of all the Obligations) including, but not limited to, any occurrence, circumstance, happening or event whatsoever, whether foreseen or unforeseen, and any other circumstance which might otherwise constitute a legal or equitable defense, release or discharge, including the release or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the Borrower or such Guarantor.

8.           In the event of a Default hereunder, all property of any Guarantor in the possession of the Bank shall be held by the Bank subject to a lien and a security interest in favor of the Bank for the Obligations. The term "property of the Guarantor" shall include all property of every description, now or hereafter in the possession or custody of, or in transit to, the Bank for any purpose, including safekeeping, collection or pledge, for the account of any Guarantor or as to which any Guarantor may have any right or power. The balance of every account of a Guarantor with, and each claim of a Guarantor against, the Bank existing from time to time shall be subject to a lien and subject to be set off against any and all Obligations of the Borrower to the Bank, and the Bank may at any time, or from time to time, at its option and without notice, appropriate and apply toward the payment of any of the Obligations the balance of each such account of a Guarantor with, and each claim of such Guarantor against, the Bank. After Default, the Bank may at any time, and from time to time, transfer into its own name or that of its nominee any of the property of a Guarantor. Each Guarantor hereby grants to Bank a continuing lien, security interest and right of setoff as security for all liabilities and obligations to Bank from Guarantor or Borrower whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody safekeeping or control of Bank or any entity under the control of Bank and its successors and assigns or in transit to any of them. At any time, without demand or notice (any such notice being expressly waived by Borrower), Bank may setoff the same or any part thereof and apply the same to any liability or obligation of Borrower and any Guarantor even though unmatured and regardless of the adequacy of any other collateral securing the loan. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

9.           Each Guarantor represents and warrants that all financial statements heretofore delivered by such Guarantor to the Bank, if any, (i) are true, correct and complete in all material respects, fairly represents said Guarantor's financial condition as of the date thereof, and no material adverse change has occurred in said Guarantor's financial condition reflected therein since the date(s) thereof, and (ii) no information has been omitted which would make the information previously furnished in such reports and financial statements misleading or incorrect in any material respect. Each Guarantor agrees to promptly notify the Bank in writing of the occurrence of any material adverse change in such Guarantor's financial condition. Each Guarantor agrees to provide to the Bank such financial information, data and documents as may be reasonably requested from time to time by the Bank.

10.   Each Guarantor represents and warrants that neither the execution and delivery of this Guarantee nor any other document, agreement, certificate or instrument to which such Guarantor is a party or by which such Guarantor is bound in connection with the Obligations, nor the consummation of the transactions contemplated hereunder or thereunder or the compliance with or performance of the terms and conditions herein or therein, will result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of said Guarantor, except as permitted in or anticipated by this Guarantee, or is prevented by, limited by, conflicts with or will result in the breach or violation of, or a default under, the terms, conditions or provisions of (i) any indenture, evidence of indebtedness, loan or financing agreement, or other agreement or instrument of whatever nature to which such Guarantor is a party or by which such Guarantor is bound, or (ii) any provision of any existing law, rule, regulation, order, writ, injunction or decree of any court or governmental authority to which said Guarantor is subject.

11.           Each Guarantor represents and warrants that such Guarantor is not a party to any action, suit, proceeding, inquiry, hearing or investigation pending, or within the best of its knowledge, after due inquiry and investigation, threatened, in any court of law or in equity, or before or by any governmental authority wherein there is a reasonable probability that an unfavorable determination, decision, decree, ruling or finding would (i) result in any material adverse change in the business, assets, liabilities, financial condition, properties or operations of such Guarantor, (ii) materially adversely affect the transactions contemplated by this Guarantee and its ability to perform its respective obligations hereunder, or (iii) adversely affect the validity or enforceability of this  Guarantee. Each Guarantor represents and warrants that to the best of its knowledge, after due inquiry and investigation, it is not in violation of or in default with respect to any order, writ, injunction, decree or demand of any such court or governmental authority.

12.    Each Guarantor represents and warrants that (i) all consents, approvals, orders or authorizations of, or registrations, declarations or filings with, any governmental authority which are required in connection with the valid execution and delivery of this Guarantee by such Guarantor, and (ii) the carrying out or performance of any of the transactions required or contemplated hereunder to be performed by it, have been obtained or accomplished and are in full force and effect.

13.           Each Guarantor acknowledges, represents and warrants that (i) the Borrower's financial well being and operations are material to the welfare of the Undersigned, (ii) the Undersigned derives direct and indirect benefits from extensions of credit by the Bank to the Borrower pursuant to the Loan Documents, (iii) the assumption by the Undersigned of the obligations hereunder will result in material benefits to each of the Undersigned, (iv) the Undersigned voluntarily offered to give its guarantee in order to induce the Bank to enter into the Loan Documents and make extensions of credit to the Borrower, (v) the Bank is relying upon the financial condition of the Undersigned in proceeding with the Loan Documents and extending credit to the Borrower, and (iv) this Guarantee constitutes a legal, valid and binding obligation on the part of such Guarantor, enforceable against it in accordance with its terms.

14.           Each Guarantor represents and warrants that such Guarantor has duly filed or caused to be filed all federal and state tax returns which are required to be filed and has paid or made adequate provision for the payment of all taxes, assessments, fees and other governmental charges which have become due pursuant to said returns or otherwise pursuant to any assessment.

15.           Each Guarantor represents and warrants that (i) such Guarantor is not in violation of or in default in any material respect with regard to any applicable laws and/or regulations which materially and adversely affect such Guarantor's business, financial condition, property or operations, and (ii) such Guarantor is not in violation of or default in any material respect under any indenture, evidence of indebtedness, loan or financing agreement or other agreement or instrument of whatever nature to which such Guarantor is party or by which it is bound, a default under which might have consequences that would materially affect such Guarantor's business, financial condition, properties or operations.

16.           Each Guarantor's liability hereunder shall in no way be affected, diminished or released by (i) any amendment, change or modification of the provisions of the Obligation Documents, (ii) any extensions of time for performance required thereby, (iii) the release of the Borrower from performance or observation of any of the agreements, covenants, terms or conditions contained in any of the Obligation Documents by the Bank or by operation of law, whether made with or without notice to said Guarantor, (iv) acceptance by the Bank of additional security or any increase, substitution, change or release of any security, (v) waiver by the Bank of any of its rights under the Obligation Documents, or (vi) any actions taken or not taken by the Bank.
17.           If not prohibited by any applicable law, the Undersigned agrees to pay reasonable attorney's fees, other costs, and charges necessary for the enforcement of the terms, conditions and intent of this Guarantee.

18.           No modification, amendment or waiver of any provision of this Guarantee, nor consent to any departure by any Guarantor from the terms hereof, shall in any event be effective unless the same shall be in writing and signed by the party granting such modification, amendment or waiver, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor in any case shall entitle any Guarantor to any other or further notice or demand in the same circumstances.

19.           Neither any failure nor any delay on the part of the Bank in exercising any right, power or privilege under this Guarantee shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege.

20.           This Guarantee may be assigned by the Bank without any notice to or consent from any Guarantor.

21.           THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS DOCUMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF BANK RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NO SUCH PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, THE UNDERSIGNED HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE UNDERSIGNED CERTIFIES THAT NO REPRESENTATIVE AGENT OR ATTORNEY OF BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT BANK WOULD NOT, IN THE EVENT OF LITIGATION SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES a MATERIAL INDUCEMENT FOR BANK TO ACCEPT THIS DOCUMENT AND MAKE ANY LOAN TO BORROWER. THE UNDERSIGNED CONSENTS TO AND CONFERS PERSONAL JURISDICTION OVER SUCH PARTY ON THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF NEW YORK; EXPRESSLY WAIVES ANY OBJECTIONS AS TO VENUE IN ANY OF SUCH STATE COURTS; EXPRESSLY WAIVES ANY RIGHT OF REMOVAL FROM SUCH STATE COURTS.

22.             If this Guarantee is signed by more than one party, the word "Guarantor" or "Undersigned", as used herein, shall be deemed to refer to each of them individually, and their liability hereunder shall be joint and several. References to the singular or plural, or to the masculine, feminine, or neuter, shall be deemed to include the other where appropriate.

23.             Notices under this Guarantee shall be directed to the address set forth in this Guarantee, or such other address as shall be furnished to the other party by notice (hereafter, the "notice address"). Notices under this Guarantee shall be effected in one or more of the following manners: (i) personal delivery to the notice address, effective on delivery; (ii) mailing by certified or registered mail, return receipt requested, by the U.S. Postal Service to the notice address, effective on the second business day after the day on which mailed; (iii) delivery by recognized overnight delivery service to the notice address, effective on the second day after given to the delivery service by the sender.

24.           All covenants, agreements, representations and warranties made herein shall continue in full force and effect so long as any part of the Obligations of Borrower is outstanding. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors, assigns, heirs, executors, administrators and representatives of such party; and all covenants, promises and agreements by or on behalf of a Guarantor which are contained in this Agreement shall bind the successors, assigns, heirs, executors, administrators, and representatives of each, and shall inure to the benefit of the Bank, its successors and assigns.

25.           This Guarantee shall be construed in accordance with and governed by the laws of the State of New York and irrespective of any conflicts of laws.

26.           The Undersigned agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further documents and instruments as may reasonably be required for carrying out the intention of or facilitating the performance of this Guarantee.

27.   In the event any provision of this Guarantee shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof or thereof.

28.           This Guarantee may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have duly executed this document as of the day and year first above written.

WITNESS OR ATTEST:
CHDT CORPORATION

____________________________        By: ___________________________
Name:                      Name:
Title:                              Title: